EXHIBIT 99.2

 Heat Biologics  Corporate PresentationFebruary 28, 2019

 Forward Looking Statements  This presentation includes statements that are, or may be deemed, ‘‘forward-looking statements’’ within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. They appear in a number of places throughout this presentation and include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things, our ongoing and planned discovery and development of drugs targeting cancer, the strength and breadth of our intellectual property, our ongoing and planned preclinical studies and clinical trials, the timing of and our ability to complete clinical trials and make regulatory filings and obtain and maintain regulatory approvals for our product candidates, our ability to partner our product development, the degree of clinical utility of our products, particularly in specific patient populations, expectations regarding clinical trial data, our results of operations, financial condition, liquidity, prospects, growth and strategies, the length of time that we will be able to continue to fund our operating expenses and capital expenditures, our expected financing needs and sources of financing, the industry in which we operate and the trends that may affect the industry or us.  By their nature, forward-looking statements involve risks and uncertainties because they relate to events, competitive dynamics, and healthcare, regulatory and scientific developments and depend on the economic circumstances that may or may not occur in the future or may occur on longer or shorter timelines than anticipated. Although we believe that we have a reasonable basis for each forward-looking statement contained in this presentation, we caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward-looking statements contained in this presentation as a result of, among other factors, the factors referenced in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2017 and our quarterly report on Form 10-Q for the subsequent quarters (collectively, our “SEC Filings”). In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate are consistent with the forward-looking statements contained in this presentation, they may not be predictive of results or developments in future periods. Any forward-looking statements that we make in this presentation speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this presentation, except as required by law.You should read carefully the factors described in the “Risk Factors” sections of our SEC Filings to better understand the risks and uncertainties inherent in our business.   2

 Our Mission  To improve patient outcomes by developing more effective immunotherapies designed to   Turn “COLD” tumors “HOT   3

             T-cell Activation  Co-stimulation  Heat’s Core Focus  Checkpoint Inhibition  Effective Immuno-Oncology TherapyThe three legs of an Immuno-Oncology Stool  4

Heat Biologics

Combination Therapies

Unlocking the Body's Natural Defenses with a Broad Range of Combination Therapies

T-cell Activation

ImPACT® Therapy

Cell-based Delivery of Multiple Antigens

Activation of Patients' CD8+ "Killer" T-cells

Co-Stimulation

Pelican **PTX-35**

Monoclonal Antibody

Pelican **PTX-45**

Fusion Protein

ComPACT™ Therapy

Cell-based Delivery of Multiple Antigens

Activation of Patients' CD8+ "Killer" T-cells

Co-Stimulation to Enhance T-cell Activation and Expansion

Heat Technologies

Combined with →

Checkpoint Inhibitors

- PD1/PDL1
- CTLA-4
- Lag-3
- TIM-3
- Plus others

5

Heat Biologics

Product Pipeline

Combination Therapies Designed to Activate CD8+ T-cells Against Cancer

Combination Therapies	Indication	Pre-clinical	Phase 1	Phase 2	Phase 3	Comments
ImPACT® HS-110	NSCLC					*ImPACT™* activation technology in combination with nivolumab and pembrolizumab
ComPACT® HS-130	Multiple Solid Tumors					*ComPACT™* activation technology in combination with checkpoint inhibitors
Co-stimulators						
PTX-35	Multiple Solid Tumors					Humanized monoclonal antibody, functional agonist of human TNFRSF25 ($15.2M CPRIT grant)
PTX-45	TBA					TL1A-Ig fusion protein, functional agonist of human TNFRSF25

6

Heat Biologics

ImPACT® "Off-the-shelf" Manufacturing

Designed for Robust, Pan-antigen T-cell Activation

Sample

Collect Cancer Cell Line & Patient Tissue Samples



Screen

Compare Using Our Proprietary Technology



Select

ID Cell Line with Most Antigen Overlap



Transfect with Activation Technology

Scale

Scale-up for Manufacturing by CMO



- Frozen, fully-diluted single-dose vial
- Final drug product: 10 million cells
- Easily scaled manufacturing

Low COG, off-the-shelf alternative to autologous therapies

7

Heat Biologics

Introducing gp96 – Its dual role

*The Immune System's "Swiss Army Knife"**


Cell Membrane
Antigen
gp96
Antigen
Leash
Tethered to our cells with a "KDEL" leash
Endoplasmic Reticulum

"Molecular Warning System"

- A natural biological process to deliver proteins (antigens) & gp96 to our immune system
- Gp96 "chaperones" newly-created proteins to the cell membrane where they are released and embedded
- Gp96 chaperoned proteins are only naturally released via necrosis
- Gp96, when present outside the cell, alerts the immune system and then becomes one of the most powerful adjuvants that show exclusive specificity to CD8+ ("killer") T-cells

**Schild, H. & Rammensee, H. Gp-96 – The Immune System's Swiss Army Knife. Nature Immunology 2, 100-101 (2000)*

8

 ImPACT® technology genetically modifies tumor cells by “severing the leash” that binds the gp96 to the endoplasmic reticulum, and replacing it with a secretory sequence that pumps gp96 out of the cellMimics necrotic cell death by enabling fully-allogeneic “off-the-shelf” living cancer cells to “pump-out” their own antigens along with their gp96 chaperone  Heat Biologics ImPACT® technology reprograms cancer cells to continuously secrete their own antigens  ImPACT technology removes the leash that binds gp96 to the cell  ImPACT Platform“Severing the Leash”        gp96  antigen  Leash  Endoplasmic Reticulum  Cell Membrane    Antigen                                Designed to activate a powerful pan-antigen cytotoxic T-cell immune response  9

ImPACT®: Immune Pan-antigen Cytotoxic Therapy



ImPACT Cell
Cancer-killing T-cell

Cluster of five 0.1 mL intradermal injections

ImPACT cells secrete antigens designed to specifically activate patient's killer T-cells

T-cells circulate to destroy patient's tumor



Activation Cell

Activated cells **EXPRESS** chaperoned antigens



Chaperoned Antigen
Dendritic Cell
CD8+ T Cell
Dendritic Cell

Chaperoned antigens activate dendritic cells, which then **ACTIVATE** & **PROLIFERATE** CD8+ T-cells



CD8+ T Cells
Tumor Cells

CD8+ T-cells locate and **ELIMINATE** cancer cells

Heat's unique cell-secreted gp96 firstly activates dendritic cells via TLR signaling and subsequently CD8+ T cells via antigen cross presentation

10

Heat Biologics

ImPact Generates an Adaptive Immune Response

2 signals Delivered to APCs:

- ✓ Antigen cross presentation to MHC class I via **CD91**
- ✓ Up regulation of co-stimulatory signals via **TLR2/4**



%OT-I/CD8+ T cells
%OT-2/CD4+ T cells
20
15
10
5
0
P
2
4
6
8
10
12
Day Post Transfer / Treatment

1. **Secretion of gp96-Ig** carrying tumor specific proteins represented on the patients tumor
2. **Activation of APCs** (TLR2/4) and cross-presentation of antigens (CD91)
3. **Specific T-cell receptor** engagement
4. **Clonal Expansion** of Tumor Antigen Specific T cells.



1
2
3
4
ImPACT™ vaccine:
Viagenpumatucel-L or
Vesigenurtacel-L
TLR2
CD91
TLR4
Dendritic Cell
MHC I
TCR
B7.1/B7.2
CD28
CD8+ T-Cell
gp96-Ig/antigen Complex
IFNγ
IL-12
NK Cell
Clonal Expansion Differentiation
Tumor Lysis
Tumor

11

 ImPACT + Opdivo Combination TherapyPotential to improve clinical responses and survival, without additional toxicity   Source: BMS images  12

Heat Biologics

HS-110 Trial Design

A Phase 1b/2 study of HS-110 in combination with multiple treatment regimens for patients with non-small cell lung cancer (The "DURGA" Trial)

Enroll

Patient Treatment Setting	Treatment Arm	Cohort
2nd Line or Greater N=100	HS110 + Nivolumab	**Cohort A:** CPI naïve (N=40, including Phase 1b)
		Cohort B: CPI progressor (N=60)
1st Line Maintenance N=20	HS110 + Pembrolizumab +/- Pemetrexed	**Cohort C:** Maintenance pembrolizumab
		Cohort D: Maintenance pembrolizumab + pemetrexed

Primary Endpoints

Phase 1b:
Safety

Phase 2:
Cohort A&B: ORR
Cohort C&D: PFS

Secondary Endpoints

OS, PFS, DCR, DOR

Exploratory Endpoints

Correlation of clinical outcomes to the following factors

- **Baseline CD8+ TILs**
  (Low defined as ≤ 10% stromal CD8+ TILs)
- **PD-L1 expression**
  (Negative defined as < 1% on tumor cells)
- **Peripheral blood tumor mutation burden count**
  (Low defined as < 10 mutation count)
- **ELISPOT cytokine analysis**

13

                 Baseline(Cold)  Week 10(Hot)  CD8+ TIL Infiltration Associated with Clinical Response                  Patient 1:Partial Response at Week 18  High CD8+ TIL (>10%)                  Patient 2:Partial Response at Week 9  High CD8+ TIL (>10%)      Patient 3:Partial Response at Week 18  Low CD8+ TIL (<10%)  High CD8+ TIL (>10%)              Combination treatment drives “killer” CD8+ T-cells deep into tumors  Low CD8+ TIL (<10%)  Low CD8+ TIL (<10%)  Clinical Support for HS-110 + Nivolumab Mechanism of Action “Turning COLD Tumors HOT”    14

Heat Biologics

Combination Treatment Substantially Increased Killing Activity in Patient Tumor Microenvironment

RECIST 1.1 Stable Disease for 19+ months


AQUA Pixels #
60000
40000
20000
0
InForm cell %
2
1
0
Δ1.4x
Δ3.5x
Δ1.8x
Δ1.5x
Δ(-)4x
Δ23x
Baseline
Week 10
CD3+ TILs
CD3+ Ki67 TILs
PD-1+ Cells
CD3+ Granzyme B + TILs
PD-L1+ Tumor Cells
CD4+ Foxp3+ Cells (Tregs)
CD4+ T cells


Baseline
Week-10
Ki-67; CD3; Granzyme-B
Cytokeratin; PD-L1; PD-1
Magnification: 20x

Substantial increase of CD3+ TILs and CD3+ Granzyme B+ TILs for enhanced tumor killing activity

Pathology analysis performed by Yale School of Medicine

15

 Progression-Free Survival (PFS)    Cohort A:CPI Naïve pts treated by HS-110 + Nivolumab at >2L  * Borghaei et al. 2015 Nivolumab versus Docetaxel in Advanced Nonsquamous Non–Small-Cell Lung Cancer. New England Journal of Medicine  Median PFS2.6 months(95% CI: 1.8 - 8 months)  Months  0  6  12  18  24  30  25  50  75  100  Median PFS of nivolumab alone 2.3 months *(95% CI: 2.2 – 3.3 months)   Progression Free Survival (%)  # at risk 42 14 8 5 1 0   N=42 (All patients enrolled)  16

 Overall Survival (%)    Overall Survival (OS)  Cohort A:CPI Naïve pts treated by HS-110 + Nivolumab at >2L  Median OS of nivolumab alone 12.2 months*(95% CI: 9.7 – 15.0 months)  *Borghaei et al. 2015 NEJM  Median OS Not Reached (95% CI: 8.1 months - NR)60% of patients still alive with median follow-up time of 14.4 months   Months  25  50  75  100  0  6  12  18  24  30  36  42  # at risk 42 29 21 13 5 3 1 0   N=42 (All patients enrolled)  17

 Best Target Lesion Response  PR  9 (21%)  SD  12 (29%)  Not evaluable  4 (10%)  DCR  21 (50%)  RECIST 1.1 Objective Response Rate = 21.4% (95% CI: 10.3 - 36.8%)  Change from Baseline (%)    Best Target Lesion Response  Best Overall Response   Cohort A:CPI Naïve pts treated by HS-110 + Nivolumab at >2L  Nivolumab alone in CPI naïve patients* ORR = 19% (95% CI: 15% - 24%)DCR = 44%*Borghaei et al 2015 NEJM    Waterfall plot of best target lesion response using percent change from baseline of the SLD (sum of longest diameters) for all patients who received at least 1 post-baseline scan (n=38)  18

   Duration of Benefit  Cohort A:CPI Naïve pts treated by HS-110 + Nivolumab at >2L  19  Responses and disease stabilization are durable and long-lasting  25  50  75  100  0  -30    -50  -75  -100  Change from Baseline (%)  0  3  6  9  12  15  18  21  24  27  Months from the First Dose of HS-110

   Improved Survival in “Cold” Tumor PatientsOverall Survival (OS) by Baseline CD8+ TIL  Cohort A:CPI Naïve pts treated by HS-110 + Nivolumab at >2L  *TIL NE = Tumor infiltrating lymphocyte not evaluable    Low CD8+ TIL(< 10%)  High CD8+ TIL (> 10%)  Median OS  NR  NR  HR 0.39(95% CI: 0.06 – 2.31)      CD8+ TIL (<10%), N = 12CD8+ TIL (>10%), N = 8CD8+ TIL NE*, N = 22  Months  0  6  12  18  24  30  36  42  25  50  75  Overall Survival (%)  100  20

Heat Biologics

Cohort A:

CPI Naïve pts treated by HS-110 + Nivolumab at ≥2L

Benefit Independent of PD-L1 Status

Overall Survival (OS) by Baseline PD-L1 Status



PD-L1 (<1%), N = 16
PD-L1 (≥1%), N = 13
PD-L1 NE, N = 13
Overall Survival (%)
100
75
50
25
0
6
12
18
24
30
36
42
Months

	Negative PD-L1 (< 1%)	Positive PD-L1 (≥ 1%)
Median OS	NR	NR
	HR 0.85 (95% CI: 0.26 – 2.79)	

21

 OS by Injection Site Reaction (ISR)  Cohort A:CPI Naïve pts treated by HS-110 + Nivolumab at >2L  Overall Survival (%)    Typical Injection Site Reaction    Injection Site Reaction  Yes (n = 24)No (n=18)    mOS: NR vs. 7.2 monthsHR: 0.15 (95% CI: 0.05-0.45)p = 0.0001  Survival is significantly better in patients who experienced dermal injection site reaction, thus supporting the HS-110 mechanism of action  Months  0  6  12  18  24  30  36  42  25  50  100  75  # at risk  2418  229  194  132  60  40  20  00  22

 Median OS (months)  17.3  23.5  Survival Benefit with Increased Immune Activity  Cohort A:CPI Naïve pts treated by HS-110 + Nivolumab at >2L  OS (Months)  0  12  24  36  High  Low  HS-110 Generated ELISPOTs  High = Patients with absolute ELISPOT increases above the group medianLow = Patients with absolute ELISPOT increases below the group median  Peripheral blood obtained before and during treatment to measure HS-110 derived immune reactivity. ELISPOTs represent INF-Ɣ secretion from T cells in culture after stimulation with HS-110 lysate.   A 6-month improvement of median survival in patients with high HS-110 stimulated immune activity  23

 Objective Response Rate  Cohort B:CPI progressors treated by HS-110 + Nivolumab at >2L  RECIST 1.1 ORR = 15% (95% CI, 3.2 - 37.9%)  PR*  4 (20%)  SD  7 (35%)  Not evaluable  2 (10%)  DCR  11 (55%)  Best Target Lesion Response with # of Prior Lines of Therapy  25  50  100  75  0  -25  -50  -75  Change from Baseline (%)  Stabilization of disease in > 50% of patientsResponse rates suggest that addition of HS-110 can restore responsiveness to CPI therapyThe 3 RECIST partial responses were in patients who failed CPI immediately preceding study entry  * Per Investigator assessment  -100  24

 Duration of Clinical Benefit  Cohort B:CPI progressors treated by HS-110 + Nivolumab at >2L  Median Progression-Free Survival (PFS)2.7 months(95% CI: 1.8 - 4.0 months)  4 out of 20 patients have not progressed on therapy      25

Heat Biologics

Safety Profile to Date

1,000+ Doses - No Serious Adverse Reactions

Favorable Safety Profile To Date

- Over 1,000 doses administered to ~200 patients
- Only one patient ended treatment due to a non-serious adverse reaction*
- No systemic use of steroids required to treat reactions
- No treatment-related serious adverse reactions

No additive toxicities to standard of care


Immune Reaction*
≤ Grade 3 toxicity
Injection Reactions
Week 1
Week 2

*Represents the only patient of ~200 patients dosed who discontinued treatment for a vaccine-related adverse event

26

Heat Biologics

Summary of HS-110 Phase 2 Interim Data

- HS-110 in combination with nivolumab is well tolerated
- Preliminary results demonstrate the ability of HS-110 plus nivolumab to induce CD8+ T-cell tumor infiltration in previously “cold” tumors
- In Cohort A, the occurrence of injection site reactions and increased INF-γ ELISPOTs appears to be associated with improved overall survival
- Data in Cohort B suggests that the addition of HS-110 to nivolumab may restore responsiveness after tumor progression on prior checkpoint inhibitors

27

 Heat acquired 80% controlling interest in Pelican in May 2017Pre-clinical synergy with Heat’s ImPACT® and checkpoint therapy$15.2M grant award from the Cancer Prevention Research Institute of Texas (CPRIT) propels PTX-35 through a 70-patient, first-in-human clinical programPTX-35 is a potential best-in-class, T-cell co-stimulator specific to “killer” CD8+ “memory” T-cells    TNFRSF25 represents an emerging target in immuno-oncology  Heat Biologics Acquires Pelican TherapeuticsUnlocking the Body’s Natural Defenses with a Broad Range of Combination Therapies  28

Heat Biologics

Pre-clinical data of PTX-35 highlights CD8+ T-cell specificity

TNFRSF25 is preferentially expressed on CD8+ T-cells compared to other T-cell co-stimulators

- Co-stimulation occurs only in the context of **TCR recognition of antigen**
- Drives the development of **antigen-specific CD8+ T-cells** (mimics TL1A, the specific ligand of TNFRSF25)

In mice, TNFRSF25 agonists increases

Antigen-specific T-cell proliferation → Increased effector cytokine production → Increased effector immune function → Increased survival in mice model

Compared to agonists OX40, GITR, 4-1BB:

- TNFRSF25 shows superior activity in stimulating memory CD8+ cells in mice
- TNFRSF25 agonism plus *ImPACT* results in improved survival in mouse melanoma models

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Heat Biologics

Corporate Milestones

Q1 '19	Q2 '19	Q3 '19	Q4 '19
ImPACT NSCLC Phase 2 interim data readout	*ImPACT* NSCLC Complete Phase 2 enrollment		*ImPACT* NSCLC Phase 2 interim data readout

ImPACT NSCLC Milestones

Q1 '19	Q2 '19	Q3 '19	Q4 '19
	File IND for PTX-35 Phase 1 trial		Interim PTX-35 data readout
	File IND for HS-130 *ComPACT* trial		Interim *ComPACT* data readout

Pelican and _ComPACT_ Milestones

30

 Corporate Highlights  NasdaqHTBX  Shares Outstanding32.5M  Cash & Equiv.$27.7M  Capitalization Table(as of 12/31/2018)  Shares  Common shares outstanding  32.5 M  Warrants  9.0 M  Outstanding stock options  3.1 M  Unvested restricted stock  1.6 M  Fully Diluted Shares Outstanding  46.2 M  Founded in2008  Grant Awarded$15.2 M  Employees30  31

Heat Biologics

Investment Highlights

Potential Best in Class Oncology Treatment - T-cell activating platform (TCAP) produces allogeneic, off-the-shelf therapies designed to activate the immune system to turn immunologically "cold" tumors "hot"

Combination Effect - Our therapies are designed to be administered with checkpoint inhibitors and other immuno-modulators to enhance immune response

Off-the-shelf Therapies - We can administer drug immediately without extracting patient material, simplifying treatment and substantially lowering cost of goods

Clinical Data with Checkpoint Inhibitors (CPI) - Positive interim data from ongoing Phase 2 trial of HS-110 + CPI in non-small cell lung cancer (NSCLC) patients (both CPI naïve and CPI progressors)

Diverse Technology Platforms - Multiple complementary platform technologies

Strong Management Team - Senior team with broad experience in biotech, pharma, clinical development and research

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   Appendix  33

 Cohort A & B: Patient Characteristics      Cohort A (N = 42)  Cohort B (N = 20)  EGFR or ALK positive    9 (22%)  2 (10%)  Prior lines   12 or more Unavailable  27 (64%)13 (30%)2 (5%)  3 (15%)16 (80%)1 (5%)  PD-L1  < 1%≥ 1%Unevaluable  16 (38%)13 (31%)13 (31%)  7 (35%)8 (40%)5 (25%)  CD8+ TIL  ≤ 10%> 10%Unevaluable  12 (29%)8 (19%)22 (52%)  7 (35%)6 (30%)7 (35%)      Cohort A (N = 42)  Cohort B (N = 20)  Median age (range)    64 (37-87)  65 (56-84)  Female gender     22 (52%)  14 (70%)  Caucasian    38 (90%)  15 (75%)  ECOG PS 1     26 (62%)  10 (50%)  Histology  AdenoSquamous  39 (93%)3 (7%)  17 (85%)3 (15%)  Smoking Status   Current/pastNever  37 (88%)5 (12%)  17 (85%)3 (15%)  Stage III or IV advanced NSCLC  34

Heat Biologics

Preclinical Data of CD8+ T cell Activation

ImPACT® alone and in combination with co-stimulator agonists: OX40, TNFRSF25, PD-1



CD8+ T-cell Activation
Peak OT-I/CD8 Frequency
15
10
5
0
** ***
***
Control
ImPACT
OX40
TNFRSF25
4-1BB
GITR
PD-L1
PD-1
CTLA-4
LAG-3
ImPACT + OX40
ImPACT + TNFRSF25
ImPACT + 4-1BB
ImPACT + GITR
ImPACT + PD-L1
ImPACT + PD-1
ImPACT + CTLA-4
ImPACT + LAG-3

- Higher T-cell responses observed in mice treated with *ImPACT* alone
- *ImPACT®* boosted CD8+ T-cells to even higher levels when combined with co-stimulator agonist antibodies: OX40, TNFRSF25, PD-1
- Findings suggest synergies when combining *ImPACT* with Pelican's TNFRSF25 antibody

Source: Fromm et al. Society for Immunotherapy of Cancer Annual Meeting, 2016

35

 ComPACT™ Platform Technology  gp96-Ig  OX40L-Fc  The first potential dual-acting immunotherapy designed to deliver T-cell activation andco-stimulation in a single product – combination therapy without additive costs  36

       ComPACT™ Outperforms OX40 Monoclonal Antibodies in Pre-clinical Models   ComPACT generates ~50% complete tumor rejection compared to ~16% with OX40 agonist antibody combinations  Superior primary and memory T-cell response in mouse model    Translates into increased overall survival and tumor reduction in a mouse tumor model  37

Heat Biologics

TNFRSF25 - An Emerging Target for T-cell Co-stimulation

Target	Companies	Co-stimulator Combinations
4-1BB	Pfizer, ISA Pharma, Gilead, Bristol Myers, Inhibrx, Immatics, Pieris, NCI	**Phase 1/2** Combinations: Chemotherapy, epigenetic modulator, CD20 mAb, HPV vaccine, CART, PD-L1, BTK, Herceptin, modified CD8+ T cells, IL-2, CSF1R, LAG-3, bispecific w/ HER-2, two co-stimulators (w/ OX40)
OX40	MedImmune, GSK, Incyte, Genentech, Pfizer, AbbVie, Bristol Myers, Alligator Bio	**Phase 1/2** OX-40 prior to surgery. Other combinations: PD-1, PD-L1, CTLA4, axitinib, 41BB, smoothened inhibitor Anti-CD33, azacitidine, TLRs, bi-specifics of OX40 and CTLA-4
GITR	Novartis, Incyte-Agenus, MedImmune, Leap Therapeutics, BMS, OncoMed	**Phase 1** Combinations: PD-1, Fc disabled co-stimulation, hexameric GITR ligand, IDO inhibitor, CTLA-4, GITR ligand-fusion
CD27	Celldex-BMS, Merck-Aduro	**Phase 1/2** Combinations: PD-1/L-1, sunitinib, CD20, melanoma vaccine, TL3 agonist
ICOS	Celgene-Jounce, GSK	**Phase 1/2** Combinations: PD-1, CTLA4, docetaxel
TNFRSF25	Heat (under Pelican)	Filing IND in Q2 2019 in advanced solid tumors. Combination studies being planned

- TNFRSF25 is a potential best-in-class T cell co-stimulator due to its **preferential specificity to 'memory' CD8+ T cells**
- **Pelican is the only company** with a disclosed program targeting TNFRSF25

38

Heat Biologics

TNFRSF25 agonist + *ImPACT* Significantly Increases Survival in Mice

Nine-day B16-F10 melanoma model


4-1BB
% Survival
100
75
50
25
0
0
10
20
30
40
Days Post Tumor Inoculation
Control
4-1BB
ImPACT
ImPACT + 4-1BB
Mantel-Cox p=0.0031
OX40
Control
OX40
ImPACT
ImPACT + OX40
Mantel-Cox p=0.0019
GITR
Control
GITR
ImPACT
ImPACT + GITR
Mantel-Cox p=0.1107
TNFRSF25
Control
TNFRSF25
ImPACT
ImPACT + TNFRSF25
Mantel-Cox p=0.0002

Schreiber T. et al. SITC 2014

39

Heat Biologics

Preferential CD8+ T-cell Induction with TNFRSF25 in Mice

Pre-clinical studies with murine agonist antibody shows

TNFRSF25 preferentially ‘boosts’ CD8+ T-cells, whereas OX40 is preferential to CD4+ T-cells



CD4+
CD8+
TCR Vα2
TCR Vβ5
0.4
6.8
1.5
6.8
9.5
8.4
16.9
49.3
% Antigen Specific Memory CD8+ T-cells

TNFRS25	-	-	+	+
OX40	-	+	-	+
ImPACT	+	+	+	+

The frequency of antigen-specific memory CD4+ or memory CD8+ T-cells following treatment of mice with *ImPACT™* alone, or in combination with OX40 or TNFRSF25 antibodies

Schreiber et al. J Immunol 2012:189(7);3311-8

40

 TNFRSF25 is preferentially expressed on CD8+ T-cellscompared to other T-cell co-stimulators  Genomics Institute of the Novartis Research Foundation Su et al. PNAS 2004:101(16);6062-7  (red = high expression)  41

Heat Biologics

Management and Advisors

Management



Jeff Wolf
Founder & CEO



Jeff Hutchins, Ph.D.
CSO/COO



George Peoples, MD
Chief Medical Advisor



Ann Rosar
VP of Finance



Janice McCourt
VP of Business Devt.



Lori McDermott
VP of Clinical Dev.



Gary Vinson
VP of Manufacturing

Scientific Advisors

Robert Levy, Ph.D.
University of Miami

Robert Negrin, MD
Stanford University

Anthony Tolcher, MD
Next Oncology

Roger Cohen, MD
University of Pennsylvania

Llew Keltner, MD, Ph.D.
Epistat

Gary Acton, MD
Advisor

Board of Directors

Jeff Wolf
Founder, Chairman and CEO

John Prendergast, Ph.D.
Lead Independent Director

John Monahan, Ph.D.
Director

Edward Smith
Director

42